United States

Securities and Exchange Commission

Washington, D.C. 20549

______________________

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

_______________________

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material under §240.14a-12

ASTRO AEROSPACE LTD.

(Name of Registrant as Specified In Its Charter)

_______________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ x] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

ASTRO AEROSPACE LTD.

320 W. Main Street

Lewisville, TX 75057

(972) 221-1199

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 25, 2019

Dear Stockholder:

You are cordially invited to attend the 2018 Annual Meeting of Stockholders (which we refer to as the “Annual Meeting”) of Astro Aerospace Ltd., a Nevada corporation (which we refer to as “we,” “us,” “our,” or the “Company”), to be held at ________________________________at 5:00 p.m. local time, on Monday, February 25, 2019.

At the Annual Meeting, you will be asked to consider and vote upon the following proposals to: (1) elect two (2) directors to serve for the ensuing year as members of the Board of Directors of the Company, and (2) transact such other business as may properly come before the Annual Meeting or at any continuation, postponement or adjournment thereof. The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe these matters in more detail. We urge you to read this information carefully.

The Board of Directors recommends a vote: FOR each of the two (2) nominees for director named in the Proxy Statements.

Whether or not you attend the Annual Meeting in person, and regardless of the number of shares of Astro Aerospace Ltd. that you own, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to vote your shares of common stock by promptly marking, dating, signing, and returning the accompanying proxy card via mail or fax. Voting by written proxy will ensure that your shares are represented at the Annual Meeting.

On behalf of the Board of Directors of Astro Aerospace Ltd., we thank you for your participation.

Sincerely,

/s/ Bruce Bent
Bruce Bent
Chief Executive Officer/President

ASTRO AEROSPACE LTD.

320 W. Main Street

Lewisville, TX 75057

(972) 221-1199

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 25, 2019

The 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Astro Aerospace Ltd., a Nevada corporation ( “we,” “us,” “our,” or the “Company”), will be held on Monday, February 25, 2019 at 5:00 p.m. local time, at __________________________________. We will consider and act on the following item of business at the Annual Meeting:

1. To re-elect two (2) directors to serve as members of the Board of Directors of the Company (our “Board”) until the next annual meeting of stockholders and until their successors are duly elected and qualified.  The director nominees named in the Proxy Statement for election to our Board are: Bruce Bent and Paul F. Beard; and

2. To transact such other business as may properly come before the Annual Meeting or at any continuation, postponement or adjournment thereof.

The Proxy Statement accompanying this Notice describes this item of business in detail. Only stockholders of record at the close of business on January 25, 2019 are entitled to notice of, to attend, and to vote at, the Annual Meeting or any continuation, postponement or adjournment thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. To ensure your representation at the Annual Meeting, you are urged to vote your shares of common stock by promptly marking, dating, signing, and returning the accompanying proxy card via mail or fax. Voting instructions are printed on your proxy card and included in the accompanying Proxy Statement. Any stockholder attending the Annual Meeting may vote in person even if he or she previously submitted a proxy. If your shares of common stock are held by a bank, broker or other agent, please follow the instructions from your bank, broker or other agent to have your shares voted.

  The Board of Directors unanimously recommends a vote “for” the approval of the proposal to be submitted at the meeting.

Sincerely,

/s/ Bruce Bent
Bruce Bent
Chief Executive Officer/President

ASTRO AEROSPACE LTD.

320 W. Main Street

Lewisville, TX 75057

(972) 221-1199

PROXY STATEMENT

FOR 2018 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 25, 2019

INFORMATION ABOUT THE ANNUAL MEETING

General

Your proxy is solicited on behalf of the Board of Directors ( “Board”) of Astro Aerospace Ltd., a Nevada corporation ( “we,” “us,” “our,” or the “Company”), for use at our 2018 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Monday, February 25, 2019, at 5:00 pm local time, at ______________________, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this Proxy Statement and in the accompanying Notice of Annual Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting.

We intend to mail the Notice on or about January 31, 2018 to all stockholders of record entitled to vote at the Annual Meeting.

Why am I receiving these materials?

  At the Annual Meeting, the shareholders will act upon the matters described in the notice of meeting contained in this Proxy Statement, including the adoption of the amended and restated bylaws, the election of directors, and the election of officers.  We sent you this proxy statement and the enclosed proxy card because the Board of Directors of the Company is soliciting your proxy to vote at the Annual Meeting.  You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement.  However, you do not need to attend the meeting to vote your shares.  Instead, you may simply complete, sign, and return the enclosed proxy card.

Who Can Vote, Outstanding Shares

Record holders of our common stock as of the close of business on January 25, 2019, the record date for the Annual Meeting, are entitled to vote at the Annual Meeting on all matters to be voted upon. As of the record date, there were 69,308,846 shares of our common stock outstanding, each entitled to one vote.

Voting of Shares

You may vote by attending the Annual Meeting and voting in person or you may vote by submitting a proxy. The method of voting by proxy differs for shares held as a record holder and shares held in “street name.” If you hold your shares of common stock as a record holder, you may vote your shares by completing, dating and signing the proxy card and promptly returning the proxy card via mail or facsimile. If you hold your shares of common stock in street name, which means that your shares are held of record by a broker, bank or other nominee, you will receive the Notice from your broker, bank or other nominee that includes instructions on how to vote your shares.

If you are a stockholder of record, you may vote your shares as follows:

•To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•To vote using the proxy card that will be delivered to you, simply complete, sign, and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

YOUR VOTE IS VERY IMPORTANT. You should submit your proxy even if you plan to attend the Annual Meeting. If you properly give your proxy and submit it to us in time to vote, one of the individuals named as your proxy will vote your shares as you have directed. Any stockholder attending the Annual Meeting may vote in person even if he or she previously submitted a proxy.

All shares entitled to vote and represented by properly submitted proxies (including those submitted writing) received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no direction is indicated on a proxy, your shares will be voted as follows:

•FOR each of the two (2) nominees for director named in the Proxy Statement

With respect to any other matter that properly comes before the Annual Meeting or any continuation, postponement or adjournment thereof, the proxy-holders will vote as recommended by our Board, or if no recommendation is given, in their own discretion.

What am I voting on?

You are voting on one proposal:

1) The election of the two (2) nominees for director named in the Proxy Statement.

What are the Board’s recommendations?

The Board recommends a vote:

1) For the election of the two (2) nominees for director named in the Proxy Statement.

We will also consider any other business that properly comes before the Annual Meeting, or any adjournment or postponement thereof. As of the record date, we are not aware of any other matters to be submitted for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named on the enclosed proxy card will vote the shares as recommended by our Board, or if no recommendation is given, in their own discretion.

Revocation of Proxy

If you are a stockholder of record, you may revoke your proxy at any time before your proxy is voted at the Annual Meeting by taking any of the following actions:

•delivering to our corporate secretary a signed written notice of revocation, bearing a date later than the date of the proxy, stating that the proxy is revoked;

•signing and delivering a new proxy card, relating to the same shares and bearing a later date than the original proxy card; or

•attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not, by itself, revoke a proxy.

Written notices of revocation and other communications with respect to the revocation of Company proxies should be addressed to:

Astro Aerospace Ltd.

320 W. Main Street

Lewisville, TX 75057

(972) 221-1199

If your shares are held in “street name,” you may change your vote by submitting new voting instructions to your broker, bank or other nominee. You must contact your broker, bank or other nominee to find out how to do so. See below regarding how to vote in person if your shares are held in street name.

Voting in Person

If you plan to attend the Annual Meeting and wish to vote in person, you will be given a ballot at the Annual Meeting. Please note, however, that if your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, and you wish to vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the record holder of the shares, which is the broker or other nominee, authorizing you to vote at the Annual Meeting. Stockholders who wish to attend the Annual Meeting will be required to present verification of ownership of our common stock, such as a bank or brokerage firm account statement, and will be required to present a valid government-issued picture identification, such as a driver’s license or passport, to gain admittance to the Annual Meeting. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting.

Quorum and Votes Required

The inspector of elections appointed for the Annual Meeting will tabulate votes cast by proxy or in person at the Annual Meeting. The inspector of elections will also determine whether a quorum is present. In order to constitute a quorum for the conduct of business at the Annual Meeting, a majority in voting power of all of the 69,308,846 shares of the stock entitled to vote at the Annual Meeting must be present in person or represented by proxy at the Annual Meeting. Shares that abstain from voting on any proposal, or that are represented by broker non-votes (as discussed below), will be treated as shares that are present and entitled to vote at the Annual Meeting for purposes of determining whether a quorum is present.

A broker non-vote occurs when a broker, bank or other agent holding shares for a beneficial owner has not received instructions from the beneficial owner and does not have discretionary authority to vote the shares for certain non-routine matters. Shares represented by proxies that reflect a broker non-vote will be counted for purposes of determining the presence of a quorum. The election of directors (Proposal 1) is considered a non-routine matter and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote.

What is the effect of not voting?

  It will depend on how your share ownership is registered.  If you own shares as a registered holder and do not vote, your unvoted shares will not be represented at the meeting and will not count toward the quorum requirement.  If a quorum is obtained, your unvoted shares will not affect whether a proposal is approved or rejected.

  If you own shares in street name and do not vote, your broker may represent your shares at the meeting for purposes of obtaining a quorum.  In the absence of your voting instructions, your broker may or may not vote your shares in its discretion depending on the proposals before the meeting.  Your broker may vote your shares in its discretion on routine matters.  With regard to non-routine matters, broker non-votes will be counted towards a quorum, but will not be counted for any purpose in determining whether these matters have been approved.  Abstentions will be counted toward the tabulation of votes and will have the same effect as negative notes.  Once a share is represented at the Annual Meeting, it will be deemed present for quorum purposes throughout the Annual Meeting (including any adjournment or postponement of that meeting unless a new record date is or must be set for such adjournment or postponement).

What vote is required to approve the proposals?

  If a quorum is present at the Annual Meeting, then the election of each director requires the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting.

Solicitation of Proxies

Our Board is soliciting proxies for the Annual Meeting from our stockholders. We will bear the entire cost of soliciting proxies from our stockholders. In addition to the solicitation of proxies by delivery of the Notice or this Proxy Statement by mail, we will request that brokers, banks and other nominees that hold shares of our common stock, which are beneficially owned by our stockholders, send Notices, proxies and proxy materials to those beneficial owners and secure those beneficial owners’ voting instructions. We will reimburse those record holders for their reasonable expenses. We intend to hire a proxy solicitor to assist in the solicitation of proxies. In addition, we may use several of our regular employees, who will not be specially compensated, to solicit proxies from our stockholders, either personally or by Internet, facsimile or special delivery letter.

PROPOSAL I

RE-ELECTION OF DIRECTORS

Board Nominees

The Board of Directors recommends the following nominees for election as directors and recommends that each shareholder vote “FOR” the nominees.  Executed proxies in the accompanying form will be voted at the annual meeting in favor of the election as directors of the nominees named below, unless authority to do so is withheld.

Our Board of Directors has nominated Bruce Bent and Paul F. Beard to stand for re-election as directors with their terms to expire at the next Annual Meeting of Shareholders.

The persons nominated for election have agreed to serve if elected, and the Board of Directors has no reason to believe that any of these nominees will be unavailable or will decline to serve.  In the event, however, that any of the nominees are unable or decline to serve as a director at the time of the Annual Meeting, the persons designated as proxies will vote for any nominee who is designated by our current Board of Directors to fill the vacancy.

All of the nominees for director named above are currently directors of the Company and are proposed to be elected at the Annual Meeting to serve for the terms described above.  Directors are elected by a plurality of the votes cast (assuming a quorum is present at the Annual Meeting), meaning that the nominees receiving the highest number of affirmative votes of the votes represented at the Annual Meeting will be elected as directors.  Proxies solicited by the Board will be voted “FOR” the nominees named above unless a shareholder specifies otherwise.

  The following is biographical information and the age (as of the Record Date) for each person nominated to continue to serve as a director of the Company:

Name	Age	Position with the Company
Bruce Bent	62	Chief Executive Officer, Chief Financial Officer Chairman of the Board of Directors
Paul F. Beard	56	Director

Vacancies on our Board, including any vacancy created by an increase in the size of our Board, may be filled only by a majority of the directors remaining in office (even though they constitute less than a quorum of our Board) or a sole remaining director, or a majority vote by the stockholders. A director elected by our Board to fill a vacancy will serve until the next Annual Meeting of stockholders and until such director’s successor is elected and qualified, or until such director’s earlier retirement, resignation, disqualification, removal or death.

If any nominee should become unavailable for election prior to the Annual Meeting, an event that currently is not anticipated by our Board, the proxies will be voted in favor of the election of a substitute nominee or nominees proposed by our Board. Each nominee has agreed to serve if elected and our Board has no reason to believe that any nominee will be unable to serve.

Information about Director Nominees

Set forth below is biographical information for each nominee and a summary of the specific qualifications, attributes, skills and experiences, which led our Board to conclude that each nominee should serve on our Board at this time.

Bruce Bent, age 62, has been the CEO and director of the Company since March 22, 2018.  From September 18, 2017 to present, Mr. Bent has acted as Chief Executive Officer and Director of MAAB Global Limited.  Mr. Bent is President of Matthews Development (Alberta) Inc. a Canadian based project management company and is Chief Financial Officer of Matthews Acquisitions LLC, a holding company for the Matthews Group of Companies in the United States.  Mr. Bent is Chairman and Director of Enerdynamic Hybrid Technologies Corp, a TSXV listed company.  Mr. Bent received a BA in Communications from the University of Manitoba in April, 1981.

Paul F. Beard, age 56, has been a director of the Company since April 30, 2018.  Mr. Beard has been the CEO of Uavignix since November of 2014 to the present and was the CTO of Horizon Hobby from May of 2005 through November of 2014.  Mr. Beard received a BSC from UMIST in Manchester, UK in April, 1984.

Recommendation

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE.

DIRECTORS AND EXECUTIVE OFFICERS

Board Meetings

  During 2018, the Board of Directors of the Company held six telephonic meetings.  Each director attended 100% of the aggregate number of meetings of the Board held during 2018.

  It is the Company’s current policy to strongly encourage directors to attend the Annual Meeting of Shareholders, but they are not required to attend.

  Our Board of Directors presently has two members, and biographical information regarding these directors (all of whom are director nominees) is set forth above under the caption “PROPOSAL I.  RE-ELECTION OF DIRECTORS.”

Lack of Independence of Directors

At present, Mr. Paul Beard is be deemed to be “independent”.  In making that determination, our Board utilized the definition of independence used by The National Association of Securities Dealer, Inc. Automated Quotation system, even though such definition does not currently apply to us because our shares of Common Stock are not listed on NASDAQ.

No Committees

Our Board of Directors does not, at present, have an audit, compensation or nominating committee, or any committee or committees performing similar functions.  All of these functions are, at present, performed by the Board of Directors as a whole.  The Board of Directors believes that, given its small size, the use of committees would hinder the Board’s efficiency and ability to respond quickly to the Company’s needs and circumstances.

Code of Ethics

  The Company adopted a written code of ethics that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer and controller and any persons performing similar functions.  The Company will provide a copy of its code of ethics to any person without charge upon written request addressed to:  Astro Aerospace Ltd., 320 W. Main Street, Lewisville, TX 75057, Attention:  Secretary.

Communications with the Board of Directors

  Shareholders may communicate with the full Board of Directors or individual directors by submitting such communications in writing to Astro Aerospace Ltd., Attention: Board of Directors (or the individual director(s)), 320 W. Main Street, Lewisville, TX 75057.  Such communications will be delivered directly to the directors.

Executive Officer

  Set forth below is a table identifying our executive officer:

Name	Position	Term(s) of Office
Bruce Bent	Chief Executive Officer	March 22, 2018 to present
	Director	March 22, 2018 to present
	Chief Financial Officer	March 22, 2018 to present

  Biographical information for the chief executive officer set forth above is available under the caption “PROPOSAL I.  RE-ELECTION OF DIRECTORS.”

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Under Section 16(a) of the Securities Exchange Act of 1934, as amended, an officer, director, or greater-than-10% shareholder of the Company must file a Form 4 reporting the acquisition or disposition of Company’s equity securities with the Securities and Exchange Commission no later than the end of the second business day after the day the transaction occurred unless certain exceptions apply.  Transactions not reported on Form 4 must be reported on Form 5 within 45 days after the end of the Company’s fiscal year.  Such persons must also file initial reports of ownership on Form 3 upon becoming an officer, director, or greater-than-10% shareholder.  To the Company’s knowledge, based solely on a review of the copies of these reports furnished to it, the officers, directors, and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements during 2018.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The table below sets forth the beneficial ownership of our common stock, as of December 27, 2018, by:

•All of our current directors and executive officers, individually; and

•All persons who beneficially own more than 5% of our outstanding common stock.

The beneficial ownership of each person was calculated based on 69,308,846 shares of our common stock outstanding as of December 27, 2018. The SEC has defined “beneficial ownership” to mean more than ownership in the usual sense. For example, a person has beneficial ownership of a share not only if he owns it in the usual sense, but also if he has the power (solely or shared) to vote, sell or otherwise dispose of the share. Beneficial ownership also includes the number of shares that a person has the right to acquire within 60 days, pursuant to the exercise of options or warrants or the conversion of notes, debentures or other indebtedness, but excludes stock appreciation rights. Two or more persons might count as beneficial owners of the same share. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. Each person named in the table has sole voting and investment power with respect to all of the shares of our common stock shown as beneficially owned by such person, except as otherwise set forth in the notes to the table. Unless otherwise noted, the address of the following persons listed below is c/o Astro Aerospace Ltd., 320 W. Main Street, Lewisville, TX 75057.

Name and Address	Amount	Percentage
Bruce Bent (1)	51,711,571 (indirect)	74.61%
320 W. Main Street
Lewisville, TX 75057

Paul F. Beard	0	0%
320 W. Main Street
Lewisville, TX 75057

All Officers and Directors as a Group (2 persons)	51,711,571 (indirect)	74.61%

Summary Compensation Table

The following table sets forth the compensation awarded to, earned by or paid to our chief executive officer for the years ended December 31, 2017 and 2016.

Name and Principal Position	Cash Year	Salary ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Bruce Bent	2017	0	0	0	0	0
CEO, CFO, Director	2016	0	0	0	0	0

Outstanding Equity Awards at December 31, 2018

There have been no equity awards to date.

Compensation of Non-Employee Directors

There has been no compensation awarded to non-employee directors to date.

Incentive Compensation Plan

Securities Authorized for Issuance under Equity Compensation Plans

On May 27, 2015, we granted and approved 500,000 options each to Charles Dargan II, chief financial officer and a director and to Jeffrey Michel, a director. The stock options have a five-year maturity, vesting ratably over that period and an exercise price equal to the closing stock price on May 27, 2015 that was $0.035 per share. The fair value of the options was calculated to be $0.0265 per share using a Black Scholes model. The assumptions used in the model were 1.57% risk free rate using the 5-year constant maturity Treasury Rate, 113.19% stock volatility and 1,825 days (5 years) to maturity.

On August 23, 2016, we granted and approved 2,250,000 options to the Board of Directors as follows: 1,000,000 options to Lawrence Calarco, 750,000 options to Loreen Calarco, 250,000 options to Charles Dargan II and 250,000 options to Jeff Michel.  The stock option grants had 50% of the options vesting immediately, with the balance vesting ratably over three years.  The fair value of the options was calculated to be $0.0163 per share using the Black Scholes model.  The assumptions used in the model were 0.90% risk free rate using the three-year constant maturity Treasury rate, 64.88% stock volatility and a three year estimated maturity.

On March 14, 2018, the Company cancelled all 3,250,000 outstanding stock options under the 2014 Stock Awards Plan, with 1,500,000 of the stock options exchanged for two 10% Convertible Notes (“Notes”) with a six month maturity. The principal amount is $25,000 each and there is no prepayment penalty. The Notes are convertible into the Company’s common stock based upon the average of the previous ten trading days’ closing price of the stock, at the maturity date of the Notes. Upon conversion of the notes, Bruce Bent or MAAB Global Limited shall have the option to purchase the common stock issued at a 5% discount to the average closing price of the stock over the previous 10 trading days. The option to purchase expires ten days after the issuance of the common stock.

Issuer Purchases of Equity Securities

We did not repurchase any of our common shares during the years ended December 31, 2018 or 2017.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions, Promoters and Director Independence

Not applicable

OTHER MATTERS

Section 16(A) Beneficial Ownership Reporting Compliance

Rules adopted by the SEC under Section 23(a) of the Securities Exchange Act of 1934, or the Exchange Act, require our officers and directors, and persons who own more than 10% of the issued and outstanding shares of our equity securities, to file reports of their ownership, and changes in ownership, of such securities with the SEC on Forms 3, 4 or 5, as appropriate. Such persons are required by the regulations of the SEC to furnish us with copies of all forms they file pursuant to Section 16(a).

Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to us during our most recent fiscal year, and any written representations provided to us, we believe that all of the officers, directors, and owners of more than 10% of the outstanding shares of our common stock complied with Section 16(a) of the Exchange Act for the year ended December 31, 2018.

Stockholder Proposals and Director Nominations for 2019 Annual Meeting

For any proposal, including director nominees, to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2019 Annual Meeting, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934. Such proposals must be received by the Company at its offices at 320 W. Main Street, Lewisville, TX 75057, on or before August 31, 2019. Our board of directors will review any proposals from eligible stockholders that it receives by that date and will make a determination whether any such proposals will be included in our proxy materials. Any proposal received after that date shall be considered untimely and shall not be made a part of our proxy materials.

A stockholder who wishes to make a proposal at the next Annual Meeting without including the proposal in our proxy statement must also notify us within a reasonable time before we print and mail the proxy materials. If a stockholder fails to give reasonable advance notice, then the persons named as proxies in the proxies solicited by us for the next Annual Meeting will have discretionary authority to vote on the proposal.

Delivery of Proxy Materials to Households

You can access a copy of our annual report on Form 10-K containing the financial statements for the fiscal year ended December 31, 2017 and our quarterly report on Form 10-Q for the nine months ended September 30, 2018 online by visiting www.sec.gov.

  Pursuant to SEC rules, services that deliver the Company’s communications to shareholders that hold their stock through a bank, broker, or other holder of record may deliver to multiple shareholders sharing the same address a single copy of the Company’s proxy statement.  Upon written or oral request, the Company will promptly deliver a separate copy of this proxy statement to any shareholder at a shared address to which a single copy of each document was delivered.  In addition, upon written or oral request, the Company will promptly deliver a copy of the annual report on Form 10-K for the year ended December 31, 2017 and of the quarterly report on Form 10-Q for the nine months ended September 30, 2018.  Shareholders may notify the Company of their requests by calling the Company at (972) 221-1199 or by sending a written request addressed to Astro Aerospace Ltd., 320 W. Main Street, Lewisville, TX 75057, Attention:  Investor Relations.

Other Matters

We will also consider any other business that properly comes before the Annual Meeting, or any adjournment or postponement thereof. As of the record date, we are not aware of any other matters to be submitted for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named on the enclosed proxy card will vote the shares they represent using their best judgment.

Incorporation by Reference

Information on our website, other than our proxy statement, notice and form of proxy, is not part of the proxy soliciting materials and is not incorporated herein by reference.

By Order of the Board of Directors

Bruce Bent

Chairman of the Board of Directors,

President and Chief Executive Officer

320 W. Main Street

Lewisville, TX 75057

September 29, 2017

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and a copy of the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2018 is available without charge upon written request to: Corporate Secretary, Astro Aerospace Ltd., 320 W. Main Street, Lewisville, TX 75057.

ASTRO AEROSPACE LTD.

Annual Meeting of Stockholders

February 25, 2019 5:00 PM

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Bruce Bent, as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ASTRO AEROSPACE LTD. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 5:00 PM, EDT on February 25, 2019, at ___________________________ and any adjournment or postponement thereof. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side

CONTROL #

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the envelope we have provided.

VOTE IN PERSON

If you would like to vote in person, please attend the Annual Meeting of Shareholders to be held on February 25, 2019 at 5:00 pm Local Time at ________________________________.

Please Mark, Date, Sign and Return Promptly in the Enclosed Envelope

Annual Meeting Proxy Card – Astro Aerospace Ltd.

The Board of Directors recommends you vote FOR all of the following director nominees:

(1)Election of Directors:

For ALL NOMINEES LISTED BELOW                                        WITHHOLD AUTHORITY TO VOTE

(except as marked to the contrary below) FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES, STRIKE THROUGH THE NOMINEES’ NAME BELOW:

01  Bruce Bent02  Paul F. Beard

PLEASE RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

To Our Shareholders:

    Whether or not you are able to attend our 2018 Annual Meeting of Shareholders, it is important that your shares be represented, regardless of the number of shares you own.  Accordingly, please complete and sign the Proxy provided above and mail it in the enclosed postage paid envelope.

    We look forward to receiving your voted Proxy at your earliest convenience.